CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim Shipping ETF

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement to the currently effective Prospectus and Statement of Additional Information for the above-listed Fund:

Effective on or about July 26, 2011, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Delta Global Shipping Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Dow Jones Index”). The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. So long as and to the extent it is required by applicable law, the Fund will not change its new policy to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Dow Jones Index, unless it provides shareholders with at least 60 days’ written notice of such change.

Additionally, the Fund’s Board of Trustees approved changes to the Fund’s investment policies, which will also take effect on or about July 26, 2011, such that the Fund will at all times invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Dow Jones Index. The Dow Jones Index is a rules-based index comprised of, as of April 30, 2011, approximately 25 securities of high-dividend paying companies in the shipping industry. CME Group Index Services LLC (the “Index Provider”) determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The companies in the Dow Jones Index may be located in any country, including those classified as emerging markets.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

May 27, 2011
ETF-PRO-SEA-SUP52711